UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2020 (April 8, 2020)

MAXAR TECHNOLOGIES INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38228	83-2809420
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 W. 120th Avenue, Westminster, Colorado		80234
(Address of principal executive offices)		(Zip Code)

303-684-7660
(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, at $0.0001 par value	MAXR	New York Stock Exchange, Toronto Stock Exchange
Preferred Stock Purchase Right	—	—

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amended Current Report on Form 8-K is being filed to include the pro forma consolidated financial information of the Company required by Item 9.01(b) of Form 8-K, which information is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01     Completion of Acquisition or Disposition of Assets.

On April 8, 2020, Maxar Technologies Inc. (“Maxar” or “Company”) completed the previously announced sale by Maxar and Maxar Technologies Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of Maxar (“Maxar Holdings” and, together with Maxar, “Sellers”), of the MDA business pursuant to the Stock Purchase Agreement, dated as of December 29, 2019 (as amended from time to time, the “Agreement”), between the Sellers and Neptune Acquisition Inc., a corporation existing under the laws of the Province of British Columbia and an affiliate of Northern Private Capital Ltd., for an aggregate purchase price of approximately CAD$1.0 billion (“Transaction”), subject to customary purchase price adjustments set forth therein, including for working capital, cash and debt and as otherwise set forth in the Agreement.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 30, 2019, and the full text of which is incorporated herein by reference.

Item 8.01     Other Events.

On April 8, 2020, the Company issued a press release to announce the completion of the Transaction. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and other information included in this Current Report constitute “forward-looking information” or “forward-looking statements” (collectively, “forward-looking statements”) under applicable securities laws. Statements including words such as “may”, “will”, “could”, “should”, “would”, “plan”, “potential”, “intend”, “anticipate”, “believe”, “estimate” or “expect” and other words, terms and phrases of similar meaning are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, as well as other statements referring to or including forward-looking information included in this Current Report.

Forward-looking statements are subject to various risks and uncertainties which could cause actual results to differ materially from the anticipated results or expectations expressed in this Current Report. As a result, although management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The risks that could cause actual results to differ materially from current expectations include, but are not limited to, the risk factors and other disclosures about the Company and its business included in the Company’s continuous disclosure materials filed from time to time with Canadian and U.S. securities regulatory authorities, which are available online under the Company's EDGAR profile at www.sec.gov, under the Company’s SEDAR profile at www.sedar.com or on the Company's website at www.maxar.com.

The forward-looking statements contained in this Current Report are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this Current Report or other specified date and speak only as of such date. The Company disclaims any intention or obligation to update or revise any forward-looking statements in this Current Report as a result of new information or future events, except as may be required under applicable securities legislation.

Item 9.01     Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of the Company required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

(d)         Exhibits.

Exhibit No.	Description
2.1*

Stock Purchase Agreement, dated as of December 29, 2019, by and among Maxar Technologies Inc., Maxar Technologies Holdings Inc., and Neptune Acquisition Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Maxar Technologies Inc. filed with the SEC on December 30, 2019).

99.1	Press Release, dated April 8, 2020.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and attachments have been omitted and will be furnished to the SEC supplementally upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2020	Maxar Technologies Inc.

	By:	/s/ Biggs C. Porter
Name: Biggs C. Porter
Title: Executive Vice President, Chief Financial Officer